John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 3, 2014 and payable on November 28, 2014. No action is required on your part.

Distribution Period:	November 2014
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable November 28, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0900	100%	0.0900	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0900	100%	0.0900	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2014[2]	18.54%

Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2014	7.00%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2014	22.07%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2014	0.58%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2014 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

1 The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.
2 Average annual total return represents the simple arithmetic average of the annual net asset value (“NAV”) total returns of the Fund for the last five years. Annual NAV total return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 1, 2014 and payable on December 18, 2014. No action is required on your part.

Distribution Period:	December 2014
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable December 18, 2014, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0636	71%	0.1800	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0264	29%	0.0000	0%
Total per common share	0.0900	100%	0.1800	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2014[2]	17.73%

Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2014	6.99%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2014	0.84%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2014	1.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2014 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

1 The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.
2 Average annual total return represents the simple arithmetic average of the annual net asset value (“NAV”) total returns of the Fund for the last five years. Annual NAV total return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 19, 2014 and payable on January 30, 2015. No action is required on your part.

Distribution Period:	January 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable January 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0563	63%	0.2700	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0337	37%	0.0000	0%
Total per common share	0.0900	100%	0.2700	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2014	16.18%

Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2014	6.99%

Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2014	2.20%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2014	1.75%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2015 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

1 The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on March 2, 2015 and payable on March 31, 2015. No action is required on your part.

Distribution Period:	March 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable March 31, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0768	85%	0.4500	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0132	15%	0.0000	0%
Total per common share	0.0900	100%	0.4500	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2015	16.15%

Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2015	6.92%

Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2015	3.76%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 28, 2015	2.88%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the :March 2015 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

1 The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 1, 2015 and payable on April 30, 2015. No action is required on your part.

Distribution Period:	April 2015
Distribution Amount Per Common Share:	$0.0900

The following table sets forth the estimated sources of the current distribution, payable April 30, 2015, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0592	66%	0.5400	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0308	34%	0.0000	0%
Total per common share	0.0900	100%	0.5400	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2015	14.97%

Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2015	6.97%

Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2015	3.69%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
March 31, 2015	3.49%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2015 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0900 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

1 The Fund’s current fiscal year began on November 1, 2014, and will end on October 31, 2015.